UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2019

INTELLIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37766	36-4785571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 285-6200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Intellia Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 21, 2019 (the “Annual Meeting”). The following is a summary of the matters voted on at that meeting.

a)

The stockholders of the Company elected Caroline Dorsa, Perry Karsen, and John M. Leonard, M.D. as class III directors, for a three-year term ending at the annual meeting of stockholders to be held in 2022 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
Caroline Dorsa	28,911,341	3,206,985	8,648,391
Perry Karsen	27,086,827	5,031,499	8,648,391
John M. Leonard, M.D.	29,071,594	3,046,732	8,648,391

b)

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
40,597,519	119,999	49,199

c)

The stockholders of the Company approved, on an advisory basis, the compensation of the named executive officers. The results of the stockholders’ vote with respect to the approval of the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain
22,354,245	8,518,891	1,245,190

d)

The stockholders of the Company voted to hold an advisory vote on the compensation paid to its named executive officers every year. The results of the stockholders’ vote to hold an advisory vote to determine the frequency of future stockholder advisory votes on the compensation paid to the Company’s named executive officers were as follows:

1 year	2 years	3 years	Abstain
30,764,455	60,753	83,372	1,209,746

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intellia Therapeutics, Inc.

Date: May 22, 2019	By:	/s/ John M. Leonard
John M. Leonard, M.D. President and Chief Executive Officer